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Exhibit 31.3

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joe Bergera, certify that:

          1.     I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Iteris, Inc. for the fiscal year ended March 31, 2017 (this "Report"); and

          2.     Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

Date: July 31, 2017

/s/ JOE BERGERA Joe Bergera Chief Executive Officer (Principal Executive Officer)

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  Exhibit 31.3
CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002